SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 13, 2002

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
Exhibit Number	Exhibit Title
99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer

Item 9.   Regulation FD Disclosure

      On August 13, 2002, Central Vermont Public Service Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Robert H. Young, and Chief Financial Officer, Jean H. Gibson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits hereto.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Joseph M. Kraus Joseph M. Kraus, Senior Vice President Customer Service, Corporate Secretary, and General Counsel

August 13, 2002

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer